                                 EXHIBIT 10.4

                        PLEDGE AND SECURITY AGREEMENT

                                    EXHIBIT B

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLEDGE AND SECURITY AGREEMENT

                   by and between James D. Tilton, as Obligor

                                       and

                            THE AUGUSTINE FUND, L.P.
                                as Secured Party

                         Dated as of September 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          PLEDGE AND SECURITY AGREEMENT

      THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") dated as of September 30, 1999, is entered into by and between Mr. James D. Tilton (the "Obligor"), and THE AUGUSTINE FUND, L.P. (the "Secured Party").

                                   WITNESSETH:

      WHEREAS, Thoroughbred Interests, Inc., a Nevada corporation (the "Company") and the Secured Party are parties to that certain Promissory Note dated as of the date hereof (including also all Exhibits and Addenda executed by the parties, the "Note").

      WHEREAS, it is a condition precedent to Secured Party's willingness to execute the Note and to lend the sum of $300,000.00 to the Company (the "Obligations") be secured by 6,000,000 shares of common stock (the "Common Stock") of the Company owned or to be purchased by the Obligor.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties executing this Agreement, the parties hereto agree as follows:

      SECTION 1. Grant of Security Interest. The Obligor hereby conveys, transfers, grants, assigns and pledges to the Secured Party a security interest in and security title to (together with a right of setoff) the Obligor's right, title and interest in 6,000,000 shares of Common Stock of the Company owned by the Obligor (the "Collateral").

      SECTION 2. Security for Obligations. This Agreement secured the performance of the obligations of the Company under the Note (the "Company's Obligations"), whether now or hereafter existing. Without limiting the generality of the foregoing, this Agreement secures the performance of the Company's Obligations and all amounts which would be owned by the Obligor to the Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Obligor.

      SECTION 3. Representations and Warranties. The Obligor represents and warrants as follows:

            (a) This Agreement creates a valid security interest in the Collateral, securing the performance of the company's Obligations.

            (b) The Collateral is not subject to any lien, security interest or encumbrance senior to that created by this Agreement.

            (c) The Collateral is or may be restricted from transfer under applicable securities law, unless the Company defaults under its obligations under the

      Note, at which time the Secured Party may be able to sell the Collateral pursuant to Rule 144.

      SECTION 4. Further Assurances. The Obligor agrees that from time to time it will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Secured Party may reasonably request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Collateral.

      SECTION 5. Transfer of Collateral. Except as stated herein, the Obligor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral. The Obligor shall upon request of the Secured Party provide trade confirmations with respect to any Common Stock sold.

      SECTION 6. Secured Party Appointed Attorney-in-Fact. The Obligor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of the Obligor and in the name of the Obligor or otherwise, at such time as any default has occurred in the Company's Obligations (a "Default"), to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

            (b) to receive, endorse and collect any instruments or documents in connection therewith; and

            (c) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of the Collateral or otherwise to enforce the rights of the Secured Party with respect to the Collateral.

      SECTION 7. Secured Party May Perform. If the Obligor fails to perform any agreement contained herein, the Secured Party may itself perform or cause the performance of such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Obligor.

      SECTION 8. Secured Party's Duties. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

      SECTION 9. Remedies. If any Default shall have occurred and until such default is waived in writing in accordance with the Note Purchase Agreement:

            (a) The Secured Party may exercise in respect of the Collateral, in addition to all of the other rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Illinois at that time or any other applicable jurisdiction, and also may (i) without notice, except as specified below, sell the Collateral or any part thereof at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Obligor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days' notice to the Obligor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral, regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Secured Party in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Party against, all or any part of the Company's Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after satisfaction in full of all the Company's Obligations shall be paid over to the Obligor or to whomsoever may be lawfully entitled to receive such surplus.

      SECTION 10. Remedies Cumulative. Each right, power and remedy of the Secured Party as provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Secured Party of any or all such other rights, powers, or remedies.

      SECTION 11. Expenses. The Obligor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel which the Secured Party may incur in connection with the exercise or enforcement of any of the rights of the Secured Party hereunder or the failure by the Obligor to perform or observe any of the provisions hereof.

      SECTION 12. Possession Until Default. Until a Default shall occur the Collateral shall be held in escrow by the Escrow Agent (as defined in the Note), subject to and upon the terms hereof, the Note and its related escrow agreement. The Obligor shall deliver the Collateral to the Escrow Agent at or prior to the closing of the transactions contemplated in the Note. The Escrow Agent shall hold the Collateral in escrow and shall release the Collateral to a party other than the Obligor only upon the following conditions. (I) If the Note is not repaid in full in a timely manner as described in the Note, or (II) If the Secured Party informs the Escrow Agent and the Obligor in writing with reasonable specificity of a Default, the Obligor or the company shall have five
(5) business days to cure the Default; if the Default is cured, the Secured Party shall inform the Escrow Agent in writing, and no further action will be taken. If the Escrow Agent is not informed in writing by the Secured Party that the Default has been cured within such five (5) day period, the Escrow Agent shall deliver the Collateral to the Secured Party to effect the purposes of this Security Agreement.

      SECTION 13. Amendments; Etc. No waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Secured Party and the Obligor.

      SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered (a) to the Secured Party at 141 West Jackson Street, Suite 2182, Chicago, Illinois 60604, or (b) to the Obligor at the address set forth on the signature page hereof or, (c) as to either party, at such other address as shall be designated by such party in a written notice to the other party.

      SECTION 15. Continuing Security Interest; Assignments Under Note. This Agreement shall crease a continuing security interest in the Collateral and shall (a) remain in full force and effect until the performance in full of the Company's Obligations, (b) be binding upon the Obligor and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns. Upon the performance in full of the Company's Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Obligor. The Secured Party shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which the Secured Party has or would otherwise have had on any other occasion.

      SECTION 16. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to the conflict or choice or law principles thereof, except to the extent that the validity or perfection of the security interest hereunder, or the remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of Illinois. Any terms used herein which are used in the Uniform Commercial Code of the State of Illinois shall have the same meanings herein as such terms have in said Uniform Commercial Code.

      SECTION 17. Miscellaneous.

            (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. A facsimile of the signature page hereof faxed to the Escrow Agent shall be deemed acceptance of this Agreement for all purposes, and the other party hereof may rely upon such facsimile as if this Agreement were executed in the presence of the party so relying.

            (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability in such jurisdiction without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

      IN WITNESS WHEREOF, the Obligor and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.


OBLIGOR


/s/ James D. Tilton
------------------------------------
Mr. James D. Tilton


Address: 8702 Twin Ridge Court
         Louisville, KY 40242
         Tel. 800.786.9267
         Fax. 502.327.0045


SECURED PARTY


THE AUGUSTINE FUND, L.P.


By: Augustine Capital Management, Inc., its General Partner


By:
    --------------------------------
    (Duly Authorized Representative)